EXHIBIT 99.4

Project Midas

CEO’s Script

Filed by Multi-Fineline Electronix, Inc.

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities and Exchange Act of 1934

Subject Company: Multi-Fineline Electronix, Inc.

Filer Company Exchange Act File No. 000-50812

CEO’s opening script remarks:

Welcome to this conference call in which we will discuss the announcement of our intention to make an offer to acquire the shares of MFS Technology Ltd

Before we begin, Connie Chandler, from our investor relations firm, will review our safe harbor statement.

(INVESTOR RELATIONS COUNSEL TO RECITE SAFE HARBOR)

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained herein, the matters set forth in this script, including statements as to expected synergies the combined companies will realize as a result of the transaction, and other statements identified by words such as “believes,” “estimates,” “expects,” “projects,” “plans,” and similar expressions, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including specifically risks associated with the expected synergies of the proposed transaction, and the other risks and uncertainties set forth in the reports filed by M-Flex with the SEC, including its most recently filed Form 10-Q for the quarter ended December 31, 2005. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this script. Unless legally required, M-Flex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

As you are aware, we announced today, our intention to make an offer to acquire the outstanding shares of MFS – a publicly-traded company listed on the Singapore Exchange Securities Trading Limited.

We want to take the opportunity today to review some of the details of the offer and talk with you about the synergies we believe will result from our anticipated acquisition of MFS.

MFS is a one-stop provider that specializes in design, manufacture and distribution of flexible printed circuits and flexible printed circuit boards and turnkey component assembly services for flexible printed circuits with approximately 318,000 square feet of manufacturing space in Singapore, Malaysia and China.

We are competitors in the marketplace as well as sister companies, given that WBL Corporation Limited (“WBL”) is the majority stockholder of both Multi-Fineline Electronix, Inc. (“M-Flex”) and MFS. Members of our management teams have known each other for years and the companies have, on occasion, collaborated operationally with one another. This history of collaboration should facilitate the anticipated merger of our companies as we become, based on historical revenue, the world’s second largest manufacturer of flexible printed circuits and value-added component assemblies used in electronic devices.

Let’s first discuss the overall structure of the transaction.

M-Flex intends to make an exchange offer for all of the outstanding shares of MFS. Based on the offer, M-Flex expects to offer MFS shareholders the option of either cash or stock. The cash consideration for each share of MFS Stock will be either: S$1.15 (U.S.$0.71) per MFS share, based on an exchange rate of U.S. $1.00 = S$1.6227 as of March 28, 2006, if the acceptance level does not reach 90%, excluding those shares held by M-Flex, its related corporations or their respective nominees or S$1.20 (U.S.$0.74) per MFS share, based on an exchange rate of U.S. $1.00 = S$1.6227 as of

March 28, 2006) if the acceptance level reaches or exceeds 90% of the MFS shares excluding those already held by M-Flex, its related corporations or their respective nominees. If stock is chosen instead of cash, 0.0145 of a share of M-Flex common stock will be exchanged for each share of MFS stock tendered. Any holder of MFS shares who elects to take the stock consideration will be required, as a condition, to agree not to sell any of the stock consideration for a period of six months after the closing of the offer, if it closes.

We determined the exchange ratio through an arms’ length negotiation among the companies approved by independent special committee members. In reaching the determination, our board and special committee considered, among other factors, the historical operating results, the share price performance and the prospects of the two companies. Before the making of the offer, certain conditions need to be satisfied including the following:

•	Clearance by the SEC of the registration statement that includes the proxy statement to be sent to the stockholders of M-Flex and the prospectus/offer document to be sent to the MFS stockholders, and

•	Approval of WBL shareholders, which may be required under Singapore law, at a general meeting of shareholders to be held by WBL in relation to acceptance of the offer and tendering of MFS shares based on to such acceptance.

Accordingly, the offer has not commenced and, if and when the offer is made, further details of the terms of the offer will be set out in the offer document, when distributed to shareholders of MFS.

In addition, if the offer is made, the conditions required for the completion of the offer include approval of M-Flex’s stockholders of the issuance of shares of M-Flex common stock in the transaction and that at least 64% of the outstanding MFS shares are tendered whether for cash or stock exchange in the offer.

WBL currently owns approximately 56% of the issued shares of MFS. WBL has made an irrevocable commitment to tender all of its shares in MFS in the offer and has agreed to accept stock of M-Flex and not cash, subject to approval of WBL shareholders, which may be required. In addition, an officer and a director of MFS have agreed to tender their shares in the offer. Together with the shares held by WBL, we will have the commitment to tender 57% of outstanding MFS shares when we make the offer.

After completion of the offer, WBL will own beneficially between approximately 59% percent, assuming all the other MFS shareholders accept the offer in full and elect to receive shares of M-Flex common stock, and 68% percent of M-Flex (56.1% to 64%, based on effective ownership), assuming all the other MFS shareholders accept the offer in full and elect to receive cash. This percentage will vary depending on the number of MFS shareholders who elect to receive cash versus stock and the number of MFS shareholders who tender their shares.

If all MFS shareholders elect to tender their shares and to receive shares of M-Flex common stock, M-Flex will issue approximately 9.5 million shares of common stock, representing approximately 28% of its outstanding stock immediately after completion of the offer. WBL would receive approximately 5.3 million of these new shares.

As soon as reasonably practicable M-Flex intends to prepare and file a Form S-4 Registration Statement with the U.S. Securities and Exchange Commission that will contain a proxy statement to be sent to M-Flex stockholders and the prospectus/offer document to be sent to MFS shareholders. Once SEC approval is obtained and once approval of WBL shareholders is obtained, if required, M-Flex will announce the offer and thereafter will mail the proxy statement to its stockholders. Between 14 days and 21 days from the date of the announcement of the offer, if any, M-Flex will mail the prospectus/offer document to MFS shareholders. It is expected that the closing of the offer will occur on or about the date of the special stockholders meeting of M-Flex stockholders, which will occur within 60 days after the proxy statement is mailed, assuming all of the conditions for the closing of the offer have been satisfied or waived. The proxy statement and prospectus/offer document will contain the terms and conditions of the offer.

Upon completion of the offer, if made, M-Flex will continue to operate its current business and MFS will become a subsidiary of M-Flex, continuing its current business. If M-Flex receives acceptances of not less than 90% of MFS shares (excluding the MFS shares held by WBL or its subsidiaries or nominees), M-Flex intends to acquire the remaining MFS shares through a cash-out transaction and delist MFS from the Singapore Stock Exchange.

At this time, following completion of the acquisition, if MFS remains a listed company, we expect to continue to operate M-Flex primarily with the management team in Anaheim, California, and the management of MFS will continue to operate MFS from

Singapore while taking advantage of expected opportunities to integrate certain functions of the companies in the near term, which may include marketing and research and development. We believe that the synergies of the combined group can be achieved with this limited combination in the near term, and over time, management will make appropriate decisions as to how best to integrate other functions within the companies. Given that both companies participate in an expanding market with global opportunities, no lay-offs are planned or expected to result from the combination of the companies at this time.

Now I’d like to share with you what we expect to be the strategic synergies for M-Flex resulting from the acquisition:

•	M-Flex expects to have the expanded scale to pursue additional product programs in support of the growing demand for handsets. In terms of historical revenues, the combined company would become the second largest company in the world for flex and flex assembly manufacturing.

•	M-Flex expects to leverage the available capacity at MFS’ established manufacturing operations.

•	M-Flex expects the acquisition will move it toward its stated strategy of achieving customer diversification.

•	M-Flex believes the acquisition will enhance its design capabilities by allowing it to tap into MFS’ Singapore-based design center. MFS’ design center has developed new product platforms, many of which are targeted to high-growth Asian markets.

•	M-Flex expects to enhance its marketing resources and research and development activities through expanded geographic presence to broaden the development and accelerate the capture of new customer opportunities and new product applications.

•	M-Flex expects to reduce exposure to risks related to geographic concentration with added facilities in other countries.

Among the financial synergies we expect M-Flex could achieve are:

•	M-Flex expects to realize a reduction in its overall effective tax rate through expansion of its operations and activities in countries with lower tax rates.

•	M-Flex expects to improve operational efficiencies by streamlining the manufacturing capabilities of both companies.

•	M-Flex expects to decrease manufacturing costs, primarily related to purchased materials, commonly used by both M-Flex and MFS.

In summary, M-Flex has a proven track record with more than 20 years as a provider of high-quality, technologically advanced flexible printed circuit and value-added component assembly solutions to the electronics industry. MFS has a strong history as well specializing in the design, manufacture and assembly of flexible printed circuit products. With a combined presence that would reach across China, Japan, Taiwan, Singapore, Malaysia, the Netherlands and the United States, we believe this acquisition would give M-Flex the broadest geographic presence and one of the most competitive positions in the global marketplace.

And now we’ll take your questions.

Additional Information and Where to Find It

M-Flex plans to file with the U.S. Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, which will contain a proxy statement with respect to the special stockholders meeting to be held by M-Flex and a prospectus/offer document with respect to the offer to be made to the stockholders of MFS, and other relevant documents concerning the proposed transaction. Information contained in this document is not a substitute for the information contained in the proxy statement or the prospectus/offer document, which will be part of the registration statement on Form S-4. Stockholders and investors are urged to read the proxy statement and prospectus/offer document when they become available and any other relevant documents filed with the SEC because they will contain important information, including detailed risk factors about M-Flex, MFS and the proposed transaction. These documents are or will be available free of charge at the SEC’s website (www.sec.gov) or by directing a request for such a filing to M-Flex at 3140 East Coronado Street, Suite A, Anaheim, California, 92806, Attention: Investor Relations, or by telephone at (714) 573-1121, or by email at investor_relations@mflex.com, or through M-Flex’s website (www.mflex.com) as soon as reasonably practicable after such material is filed with or furnished to the SEC. This information also will be available on the website of the Singapore Securities Exchange Trading Limited at www.sgx.com.

Participants in Solicitation

M-Flex, MFS and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from M-Flex stockholders in connection with the proposed transaction. Information about the directors and executive officers of M-Flex and their ownership of M-Flex stock is set forth in the proxy statement for M-Flex’s 2006 Annual Meeting of Stockholders. Information about the directors and executive officers of MFS and their ownership of MFS shares is set forth in the annual report of MFS. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement and prospectus/offering with respect to the transaction, when such documents become available.

Stockholders and investors should carefully read the proxy statement and the prospectus/offering circular, when such documents become available, and before making any voting or investment decisions.

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to expected synergies the combined companies will realize as a result of the transaction, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” and similar expressions, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including specifically risks associated with the expected synergies of the proposed transaction, and the other risks and uncertainties set forth in the reports filed by M-Flex with the SEC, including its most recently filed Form 10-Q for the quarter ended December 31, 2005. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, M-Flex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Responsibility Statement

The Directors of M-Flex (including those who may have delegated detailed supervision of this document) have taken all reasonable care to ensure that the facts stated and opinions expressed in this document are fair and accurate, and they jointly and severally accept responsibility accordingly.

Where any information has been extracted from published or otherwise publicly available sources or obtained from MFS, the sole responsibility of the directors of M-Flex has been to ensure through reasonable enquiries that such information is accurately and correctly extracted from such sources or, as the case may be, accurately reflected or reproduced in this document.

M-Flex has not yet commenced the offer. The offer, if made, will be made only pursuant to a prospectus/offer document and related materials that M-Flex intends to distribute to shareholders of the MFS. Shareholders of the MFS shares should read carefully the prospectus/offer document and related materials when they become available because they will contain important information. Assuming the offer is made, shareholders of MFS and investors may download a free copy of the M-Flex proxy statement, the prospectus/offer document and other documents that M-Flex intends to file with the SEC at the SEC’s website at www.sec.gov. These materials contain important information and holders of the MFS shares are urged to read them carefully prior to making any decision with respect to their MFS Shares or the offer.